UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2007
                                                  (February 12, 2007)

                          PR SPECIALISTS, INC.
.......................................................................
        (Exact name of registrant as specified in its charter)

        Delaware                 333-34686            95-4792965
.......................................................................
(State or other jurisdiction    (Commission          (IRS Employer
     of incorporation           File Number)       Identification No.)

    2300 NE 48th Court, Lighthouse Point, Florida        33064
.......................................................................
     (Address of principal executive offices)          (Zip Code)

  Registrant's telephone number, including area code: (954) 725-0138
.......................................................................
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets

       On February 12, 2007, pursuant to section 607.1402 of the Florida Business Corporation Act, the registrant dissolved:

       a. Servitrust Corp., a Florida corporation, the registrant's wholly owned subsidiary;
       b. American Travel Network Group, Inc., a Florida corporation, Servitrust Corp.'s wholly owned subsidiary;
       c. Homebuyers Assistance Group, Inc., Servitrust Corp.'s wholly owned subsidiary; and
       d.   Teledata Technologies, Inc., a Florida corporation,
            Servitrust Corp.'s wholly owned subsidiary.

       The registrant filed the appropriate articles of dissolution on behalf of each corporation with the Office of the Secretary of State of Florida.

       At various times during the fourth quarter of 2002, each of the dissolved corporations ceased their business activities and became dormant. Each of the corporations remained dormant from that time to the time of dissolution.

Item 3.02. Unregistered Sales of Equity Securities

	During November and December of 2006, the registrant sold 100,000 shares of the registrant's common stock, $0.001 par value, to two accredited persons at an offering price of $0.15 per share. The registrant received an aggregate of $15,000 from the sale. The shares of the registrant's common stock were issued in reliance upon exemptions from registration available under Rule 506 of Regulation D and Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and are "restricted securities." No underwriters or agents were involved in the foregoing issuance and no commission or other remuneration was paid or given directly or indirectly to any person by the registrant.

Item 8.01.  Other Events.

	The registrant is making preparations to file its past reports that it did not timely file with the Securities and Exchange Commission ("SEC") so that the registrant will be current with its SEC reporting. As of the date of this report, the registrant has filed with the SEC its periodic reports up to the quarterly period ended September 30, 2002, but it has not filed with the SEC any subsequent annual or quarterly reports on Form 10-KSB and Form 10-QSB for any subsequent annual or quarterly periods.

Item 9.01.  Financial Statements and Exhibits.

99.1	Articles of Dissolution- Servitrust Corp. filed February 12, 2007

99.2	Articles of Dissolution- American Travel Network Group, Inc.
        filed February 12, 2007

99.3	Articles of Dissolution- Homebuyers Assistance Group, Inc. filed
        February 12, 2007

99.4	Articles of Dissolution- Teledata Technologies, Inc. filed
        February 12, 2007

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                              SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PR Specialists, Inc.

By:/s/ Lawrence Ruden
   -----------------------------
   Lawrence Ruden, President

Dated: February 22, 2007